SECURITIES AND EXCHANGE COMMISSION

              Washington, D.C. 20549


FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)


April 4, 1996


               MILASTAR CORPORATION
(Exact name of registrant as specified in its charter)


          DELAWARE                      0-5105              13-2636669
(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization)       File Number)        Identification No.)


 No. 9 Via Parigi, Palm Beach, Florida                33480
 (Address of principal executive offices)            (Zip code)


Registrant's telephone number, including area code (407) 655-9590


                  Not Applicable
Former name, former address and former fiscal year, if changed since last report.


MILASTAR CORPORATION AND SUBSIDIARIES


Item 2. Acquisition or Disposition of Assets

     On April 4, 1996 (the "Closing Date"), Flame Metals Processing Corporation ("Flame"), a Delaware corporation and a wholly-owned subsidiary of Milastar Corporation, a Delaware corporation ("Registrant"), purchased substantially all of the assets (the "Assets") and assumed certain liabilities (the "Liabilities") of New England Metal Treating, Inc, a Massachusetts corporation ("Seller"), pursuant to an asset purchase agreement dated as of April 4, 1996 (the "Purchase Agreement").

     The aggregate purchase price paid by Flame to Seller was $729,623, which amount was comprised of the following: (i) a cash payment of $500,000, (ii) assumption of the Liabilities in the aggregate amount of $29,623 and (iii) Flame's promissory note in the principal amount of $200,000, payable in 4 yearly installments. An amendment to this report will be filed within 60 days of the date hereof under cover of Form 8-K (amended) to reflect the adjustment to the purchase price as well as to provide the pro forma and other financial information.

     The terms of the sale are more fully described in the Purchase Agreement, a copy of which is attached as an exhibit hereto.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

(a)  Financial statements of business acquired:

It is impracticable to provide the required financial statements at the time
of the filing of this report.   The required financial information will be
filed under cover of Form 8-K (amended) within 60 days of the date hereof.

(b)  Pro forma financial information:

It is impracticable to provide the required pro forma financial information at the time of the filing of this report. The required pro forma financial information will be filed under cover of Form 8-K (amended) within 60 days of the date hereof.

(c)  Exhibits:

10.10 Asset Purchase Agreement dated as of April 4, 1996 by and among Flame, New England Metal Treating and Paul R. Ricard.


                     SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





    MILASTAR CORPORATION

    /s/ J. RUSSELL DUNCAN
     J. Russell Duncan
    Chairman of Board and
    Chief Executive Officer


    Dated: April 17, 1996




EXHIBIT 10.10



ASSET PURCHASE AGREEMENT

    This Asset Purchase Agreement is made as of this 4th day of April, 1996, by and between NEW ENGLAND METAL TREATING, INC. , a
Massachusetts Corporation, with a principal place of business at 14 Sword Street, Auburn (hereinafter the "Seller"), and NEW ENGLAND METAL
TREATING CORPORATION, a Massachusetts Corporation, with a principal place of business at 14 Sword Street, Auburn (hereinafter the "Buyer"). The Seller and the Buyer may hereinafter be collectively referred to as the "Parties."

RECITALS

    The Seller is engaged in the operation of the "Business" as hereinafter defined.

    The Buyer wishes to purchase certain assets of the Seller and the Seller is willing to sell such assets to the Buyer on the terms and conditions as set forth in this Agreement.

AGREEMENT

    In consideration of this Agreement and the mutual promises herein made and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties, the Parties agree as follows:

l. Definitions

    "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses and fees, including court costs and attorneys' fees and expenses.

    "Acquired Assets" means all of the Seller's right, title and interest in and to its accounts receivable, fixtures, processes, equipment, machinery, tools, dies, jigs, appliances, leasehold improvements, inventories, materials, supplies (including raw materials work in process, and manufactured products and prototype models): its patents, licenses, trademarks, trade secrets and trade names of every sort and kind; its books of accounts and records which in any way relate to the conduct of the business; the name New England Metal Treating as a trademark and trade name; all business telephone numbers and all other franchises or other privileges used, or for use in, or acquired for use by or in connection with the business, including gas, power, light, water and other tributary and utility properties being and intended to be all of the assets, businesses and properties of every kind and nature, and wherever situated.

Without limiting the foregoing, the "Acquired Assets" shall include those items set forth on Schedule 1, attached hereto and made a part hereof.

    "Business" means the service business for the heat treating of metal as regularly conducted by the Seller.

    "Buyer" has the meaning set forth in the preface above.

    "CERCLA" has the meaning set forth in paragraph 3(v) below.

    "Closing" has the meaning set forth in paragraph 2(d) below.

    "Closing Tate" as the meaning set forth in paragraph 2(d) below.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Confidential Information" means any information concerning the Business and affairs of the Seller that is not generally available to the public.

    "Covenant -Not to Compete" has-the meaning set forth in paragraph
2(c) below.

    "Debt" means (1) indebtedness or liability for borrowed money, (2) obligations evidenced by bonds, debentures, notes or other similar instruments, (3) obligations for the deferred purchase price of property or services (including trade obligations), (4) obligations as lessee under capital leases, (5) current liabilities in respect of unfunded vested benefits under plans covered by ERISA, (6) obligations under letters of credit and acceptance facilities, (7) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, so supply funds to invest in any person or entity, or otherwise to assure a creditor against loss, (8) obligations secured by any liens, whether or not the obligations have been assumed, (9) any other Liabilities, whether or not incurred in the Ordinary Course of Business, including any prepayment penalties and charges resulting from prepayment of any Debt and any accrued interest on any Debt, and (10) the remaining contract values for services prepaid by any customers of the Seller.

    "Employee Benefit Plan" has the meaning set forth in paragraph 3(t) below.

    "Environmental, Health and Safety Laws" means CERCLA, the
Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations,

 codes, plans, injunctions, judgments, orders, decrees, rulings and charges thereunder) of Federal, State, local and foreign governments, and all agencies thereof, concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or chemical, industrial, hazardous or toxic materials, substances or wastes into ambient air, surface water, ground water or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or chemical, industrial, hazardous or toxic materials, substances or wastes.

    "ERISA" means the Employee Retirement Income Security Act of
1974, as amended.

    "Financial Statement" has the meaning set forth in paragraph 3(f) below.

    "GAAP" means United States generally accepted accounting principles as in effect from time to time.

    "Governmental Permits" has the meaning set forth in paragraph 3(I) below.

    "Hazardous Substance" has the meaning set forth in paragraph 3(v) below.

    "Indemnified Party" has the meaning set forth in paragraph 8(c) below.

    "Indemnifying Party" has the meaning set forth in paragraph 8(c) below.

    "Intellectual Property" means all inventions, trademarks, service marks, trade dress, logos, trade names and corporate names, trade secrets and confidential business information (including customer and supplier lists, pricing and cost information and business and marketing plans and proposals), computer software, other proprietary rights and all copies and tangible embodiments thereof, in whatever form or medium.

    "Knowledge" means, where a Party represents a fact herein to his/ her/its Knowledge, that such Party knows or should reasonably have known such fact after investigation.

    "Liability" means any debt or other liability, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due, including any liability for Taxes.

    "Most Recent Fiscal Year End" has the meaning set forth in paragraph 3(f) below.

    "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice, including with respect to quantity and frequency.

"Parties" has the meaning set forth in the preface above.

    "Person" means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof), or any other entity recognized under the laws of any state.

"Purchase Price" has the meaning set forth in paragraph 2(c) below.

    "Security Interest" means any mortgage, pledge, lien, encumbrance, charge or other security interest.

"Seller" has the meaning set forth in the preface above.

    "Tax" means any Federal, State, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimate, or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

    "Tax Amounts" has the meaning set forth in paragraph 8(b)((3)) below.
    "Tax Return" means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

    "Third Party Claim" has the meaning set forth in paragraph 8(c) below.

2. Purchase and Sale of Assets

    (a) Basic Transaction. At Closing, and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from the Seller and the Seller agrees to sell to the

 Buyer all of the Seller's right, title and interest in and to the Acquired Assets for the consideration specified below in this paragraph 2.

    (b) Assumption of Liabilities. Subject to the terms and conditions of this Agreement, the Buyer shall assume only those liabilities appearing on the Seller's Balance Sheet as of September 30, 1995, in the aggregate amount of $29,623.00, (collectively, the "Assumed Liabilities"), consisting of the following:

    Accounts Payable                  $27,645.00
    Withheld taxes                           1,954.00
    Accrued Expenses                          24.00
    Total Assumed Liabilities:    $29,623.00

    Any increase or decrease in the Assumed Liabilities will result in a corresponding and proportionate dollar-for-dollar decrease or increase in the cash payment at Closing as set forth in paragraph 2(c)(3) below.

    The Buyer will not assume liabilities not recorded and relating to those set forth on Schedule 2(b) hereto (collectively "Excluded Liabilities") or any other liabilities not specifically set forth herein.

    (c) Purchase Price. The Buyer agrees to pay to the Seller and the Seller's Principals a total of Seven Hundred Thousand Dollars ($700,000.00), subject to adjustments described herein (the "Purchase Price") for the Acquired Assets and the covenant by the Seller not to compete set forth in paragraph 5(b) of this Agreement (the "Covenant Not to Compete").

    (1) The Purchase Price set forth above is based on the Seller's Balance Sheet, at Closing, reflecting total assets of at least $274,644.00. Any decrease or increase in this amount will result in a corresponding and proportionate dollar-for-dollar decrease or increase in the cash payment at Closing as set forth in paragraph 2(c)(3) below.

    (2) The Buyer has paid to the Seller, at the time of execution of a Letter of Intent regarding this transaction, the sum of Ten Thousand Dollars ($10,000.00) as earnest money, which sum is being held in escrow by the Seller's Attorney. If this transaction is not consummated, said earnest money shall be refunded to the Buyer in full.

    (3) At the Closing, the Buyer shall pay to the Seller, by certified or cashier's check, the sum of Four Hundred Ninety Thousand Dollars ($490,000.00), adjusted by the provisions of paragraphs 2(b) and 2(c)(1) above, if applicable.
    (4) The Buyer shall make subsequent payments of Fifty Thousand
Dollars ($50,000.00) each to the Seller or its assignee, by certified or cashier's check, on January 1, 1997, January 1, 1998, January 1, 1999, and January 1, 2000. Such payments shall be represented by a Promissory
Note, in substantially the form as attached hereto as Appendix 2(c)(4).

    (4) At the Closing, the following items will be prorated:

Prepaid Insurance
Utilities
Telephone Bills and Listings
Leases
Any other proratable items

    (5) Unless the Parties agree on a different method of payment, all payments due to the Seller from the Buyer shall be paid by certified or cashier's check.

    (d) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on or about April 4, 1996, the affective date of execution hereof, as specified at the beginning of this Agreement (the "Closing Date").

    (e) Deliveries at Closing. At the Closing, (1) the Seller shall deliver to the Buyer the various certificates, instruments and documents referred to in paragraph 5 below to be delivered by the Seller, (2) the Buyer shall deliver to the Seller the various certificates, instruments and documents referred to in paragraph 5 below to be delivered by the Buyer, (3) the Seller shall deliver to the Buyer bills of sale, assignments and such other instruments of sale, transfer and assignment as the Buyer and its counsel may request, transferring to the Buyer all of the Acquired Assets, free of any liens, claims and encumbrances, (4) each Party will deliver the other certificates, instruments and documents referred to in paragraph 5 below to be executed and delivered by such Party, and (5) the Buyer will deliver the consideration specified in paragraph 2(c) above.

    (f) Allocation. The Parties shall allocate the Purchase Price (and all other capitalizable costs) among the Acquired Assets and Covenant Not to Compete for all purposes (including financial accounting and tax purposes) in accordance with the allocation schedule attached hereto as
Schedule 2(f).

 3. Representations and Warranties Concerning the Seller

    The Seller represents and warrants to the Buyer that the statements contained in this paragraph 3 are correct and complete as of the Closing Date, except as set forth in any applicable Schedule delivered by the Seller to the Buyer at the Closing.

    (a) Organization and Authorization. The Seller is a Corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

    The copies (certified by the Clerk of the Seller) of the Articles or Organization of the Seller and all amendments thereto to date which have been delivered to the Buyer are complete and correct as of the date of this Agreement.

    The Seller has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions.

    (b) Noncontravention; Third Party Approvals. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (1) violate any constitution, statute, law, regulation, rule injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Seller is subject or any provision of its charter or bylaws or (2) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Seller is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets).
The Seller is not required, by any agreement, applicable statute, rule or regulation or other law, or otherwise, to give any notice to, make any filing with, or obtain any authorization, consent, approval of or waiver by any Person in order for the Parties to consummate the transaction contemplated by this Agreement or to assign to the Buyer all of its permits, licenses, rights under leases and other agreements, and other
Acquired Assets.

    (c) Brokers' Fees. There is no Liability or obligation on account of any agreement, act or failure to act of the Seller to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.
    (d) Title to Assets. The Seller has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, including all Acquired Assets, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business.

    (e) Affiliates. There are not now and have never been any Persons that the Seller directly or indirectly controls.

    (f) Financial Statements. Attached hereto as Schedule 3(f) are Financial Statements and Supplementary Information and Forms 1120S, United States Income Tax Returns for S Corporations, for the fiscal years ended September 30, 1993, September 20, 1994, and September 30, 1995 (collectively the "Financial Statements").

    September 30, 1995, is hereinafter called the "Most Recent Fiscal Year
End."

    The Financial Statements (including any notes thereto) have been prepared on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Seller as of such dates and the results of operations of the Seller for such periods, are correct and complete and consistent with the books and records of the Seller, which books and records are correct and complete.

    (g) Events Subsequent to Most Recent Fiscal Year End. Since the
Most Recent Fiscal Year End, there has not been any material adverse change in the business, financial condition, operations, results of operations or future prospects of the Seller. Without limiting the generality of the foregoing, since that date:

    (1) no party (including the Seller) has accelerated, terminated, modified or canceled any agreement, contract, lease or license (or series of related agreements, contracts, leases and licenses) involving more than $5,000 to which the Seller is a party or by which it is bound:

    (2) the Seller has not delayed or postponed the payment of accounts payable or other Liabilities outside the Ordinary Course of Business;

    (3) the Seller has not canceled, compromised, waived or released any right or claim (or series of related rights and claims) or other indebtedness owing to the Seller'

    (4) the Seller has not experienced any damage, destruction or loss (whether or not covered by insurance) to any of its property;

    (5) the Seller has not adopted, amended, modified or terminated any bonus, profit-sharing, incentive, severance, or any other plan, contract, or commitment for the benefit of any of its officers or employees (or taken any such action with respect to any other Employee Benefit Plan);

    (6) there has not been any other material occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving the Seller; and

    (7) the Seller has not committed to any of the foregoing.

    (h) Undisclosed Liabilities. The Seller has no Liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against the Seller giving rise to any Liability), except for (1) Liabilities set forth in Schedule 3(h), and (2) Liabilities which have arisen after the Most Recent Fiscal Year
End in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement or violation of law).
Schedule 3(h) sets forth all Liabilities of the Seller, except as described in clause (2) of the immediately preceding sentence.

    (I) Legal Compliance. The Seller, and its predecessors, if any, have complied with all applicable laws, statutes and ordinances, rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings and charges of Federal, State, local and foreign governments and all agencies thereof that are material to operation of its business, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against any of them alleging any failure so to comply.

    (j) Tax Matters

    (1) The Seller has filed all Federal, State, county, local and foreign Tax Returns required to have been filed and such returns are true and correct. The Seller has paid all taxes, interest, penalties, assessments or deficiencies that have or may become due pursuant to such returns or with respect to any period or periods covered by such returns. There are no present or, to the Knowledge of the Seller, threatened disputes as to Taxes payable by the Seller. The Seller has delivered to the Buyer copies of all Federal Tax Returns for its last three years. The Seller is not currently the beneficiary of any extension of time within which to file any Tax Return.
No claim has ever been made by an authority in a jurisdiction where the Seller does not file Tax Returns that Seller is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of the Seller that arose in connection with any failure (or alleged failure) to pay any Tax.

    (2) The Seller has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

    (3) Neither the Seller nor any employee responsible for Tax matters of the Seller expects any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of the Seller either (A) claimed or;-raised by
- -any authority in writing or (B) as to which any of the Seller or any employee responsible for Tax matters of the Seller has Knowledge.

    (4) The Seller has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

    (k) Real Property. The real property occupied by the Seller has been operated in compliance with all Environmental, Health and Safety Laws and other laws, regulations and ordinances, and there is no other condition of such real estate that would adversely affect the Acquired Assets, or title to such assets, or give rise to successor liability in the Buyer.

    (l)Intellectual Property. The Seller owns or has the right to use pursuant to license, sublicense, agreement or permission all Intellectual Property, including any trademark or trade name, necessary for the operation of its Business as presently conducted and as presently proposed to be conducted. Each item of Intellectual Property owned or used by the Seller immediately prior to the Closing hereunder will be owned or available for use by the Buyer on identical terms and conditions immediately subsequent to the Closing hereunder The Seller has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses. Section 3(1) identifies each item of Intellectual Property used by the Seller in connection with its Business.

    (m) Tangible Assets. All items of equipment required to be inspected and licensed have passed all required inspections, bear current inspection stickers and have all licenses and other approvals, stickers and certificates which evidence that such equipment is duly licensed. All of the machinery and equipment necessary for operation of the Business of the Seller are in working order and condition, normal wear and tear excepted, except for Items Nos. 14, 16, 22 and 36, as set forth on Schedule 1 which are being purchased "as is." All equipment included in the Acquired Assets are used in the operation of the Business and fit for the purposes for which they are utilized. With respect to those items listed in Schedule 3(n)(1) as being leased, the leases covering such assets are in full force and effect, free from default by the parties thereto and freely assignable to the Buyer without consent of the lessor or any other Person. The Seller owns or leases all tangible assets necessary for the conduct of its Business.

(n) Contracts. Customers. Bank Accounts

    (1) Schedule 3(n)(1) lists all agreements, including commitments, leases (real estate and personal property), arrangements and other agreements to which the Seller is a party or by which it or any of its property is bound. The Seller has delivered to the Buyer a correct and complete copy of each written agreement listed in Schedule 3(n)(1) and a written summary setting forth the terms and conditions of each oral agreement referred to in such Schedule 3(n)(1). All agreements required by the Seller to operate its Business are listed in Schedule 3(n)(1). With respect to each such agreement listed in Schedule 3(n)(1), except as specifically identified in that schedule, the agreement is in full force and effect and freely assignable to the Buyer without the need for the consent of any other Person, and no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification or acceleration under the agreement.

    The Buyer has negotiated directly with the Lessor to lease the premises presently leased by the Seller under the same terms and conditions for a period of five (5) years with an option to renew for an additional five (5) years. The success of these negotiations is a condition precedent to the consummation of this transaction.

    (2) Schedule 3(n)(2) sets forth a complete list of all customers of the Seller. Except as set forth in such Schedule 3(n)(2), there have not been, within the past twelve (12) months, any losses or threatened losses of any customers, suppliers or employees or material changes in the contractual relationships of the Seller with any customers or suppliers, which individually or in the aggregate would have an adverse impact on the Business.

    (o) Notes and Accounts Receivable. The Seller has delivered to the
Buyer an accurate list and aging of the Seller's accounts and notes receivable, which list is attached hereto as Schedule 3(o). Except for those accounts as to which collection actions have been initiated, and which are so designated in Schedule 3(o), all notes and accounts receivable of the Seller are reflected properly on its books and records, are valid receivables subject to no setoffs or counterclaims, and are current and collectible.

    (p) Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Seller.

    (q) Insurance. The Seller has been covered during the past three (3) years by the insurance policies listed in Schedule 3(q). No such policy was terminated for any reason prior to the normal expiration date thereof. Each such insurer has been properly and timely notified of all claims and other contingent liabilities involving the Seller, no reservation of rights letters have been received by the Seller from any such insurer, and each such insurer has assumed defense of each suit or proceeding of a nature covered by that policy of insurance issued by it. Schedule 3(q) lists all claims submitted by the Seller to any insurer within the past three (3) years.

    (r) Litigation. The Seller is not (1) subject to any outstanding injunction, judgment, order, decree, ruling or charge or (2) a party to or threatened to be made a party to any action, suit, proceeding, hearing or investigation or, in, or before any court or quasi-judicial or administrative agency of any Federal, State, local or foreign jurisdiction or before any arbitrator. The Seller has no reason to believe that any action, suit, proceeding, hearing or investigation may be brought or threatened against the Seller.

    (s) Employees. The Seller has delivered to the Buyer a list, attached as
Schedule 3(s), setting forth the names of all officers and employees (by classification or type) of the Seller and their respective rates of compensation, including the portions thereof attributable to bonuses, and any other salary, bonus or other payment arrangement made with or promised to any of them. The Seller is not a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, grievances, claims of unfair labor practices or other labor disputes. The Seller has not committed any unfair labor practice. The Seller has no Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of the Seller, or of any intention by any employee to discontinue his/her relationship with the Seller after Closing.

(t) Employee Benefits

    (1) Except as listed in Schedule 3(t), the Seller does not maintain, sponsor, adopt, make contributions to or obligate itself to make contributions to or to pay any benefits or grant rights under or with respect to (A) any pension, profit sharing or other plan of deferred compensation (whether or not qualified under the Code), any medical plan, life insurance plan, short-term or long-term disability plan, severance plan, dental plan or other employee benefit plan or employee welfare benefit plan within the meaning of ERISA, (B) any personnel policy, excess benefit, bonus or incentive plan (including stock options, restricted stock, stock bonus and deferred bonus plans), salary reduction agreements, change-of-control agreements, employment agreements or consulting agreements, or (c) any other plan, policy, program, agreement, contract or custom, whether or not written or pursuant to a collective bargaining agreement, which provides for the welfare of any of the Seller's employees, former employees, independent contractors, beneficiaries thereof or other persons, and which could give rise to or result in Buyer's (whether directly or indirectly) having any debt, liability, claim or obligation of any kind or nature (hereinafter all such plans, policies, arrangements, programs and agreements, whether or not set forth in Schedule 3(t), are called
"Employee Benefit Plans*). A true and complete description of all employee Benefit Plans of the Seller is set forth in Schedule 3(t).

    (2) Except as may be specifically set forth in Schedule 3(t), the Seller has never been required to contribute to any "multi-employer plan" as defined in ERISA or has any Liability (including withdrawal Liability) under any such multi-employer plan.

    (3) The Seller does not maintain and has never maintained any employee welfare benefit plan (as defined in ERISA) providing medical, health or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses or their dependents.

    (4) The Seller has not failed to satisfy or incurred any tax liability for failure to satisfy the continuation coverage requirements of group health plans as described in Section 4980B of the Code.

    (u) Guarantees. The Seller is not a guarantor or otherwise liable for any Liability or obligation (including indebtedness) of any other Person.

(v) Environment. Health and Safety

    (1) The Seller is and has been in compliance with all applicable Environmental, Health and Safety Laws.

    (2) Except as may be specifically set forth in Schedule 3(v), the Seller has never generated, transported, treated, stored or disposed of any Hazardous Substances (as hereinafter defined), except in accordance with all applicable Environmental Health and Safety Laws, and no Hazardous Substances are present on, in or under any real property now or previously owned or leased by the Seller or any predecessor to the Seller or any asset now or previously owned or leased by the Seller. No other asset owned or leased by the Seller or a predecessor to the Seller contains (including containment by means of any underground storage tank) any Hazardous Substances. The Seller has not sent, transported, caused the transportation of or disposed of any waste materials that are not Hazardous Substances, at any site, location or facility, except in compliance with all Environmental, Health and Safety Laws. Schedule 3(v) attached hereto sets forth a full and complete list of each and every site at which the Seller or any predecessor has disposed of solid waste materials.

    (3) ~~'Hazardous Substances" shall include: (A) hazardous substances, hazardous wastes or hazardous materials, as those terms are defined by the Comprehensive Environmental Response, Compensation and Liability
Act, 42 U.S.C. Section 9601 et seq. ("CERCLA") and the Resource Conservation and Recovery Act as amended by the Hazardous and Solid
Waste Amendments of 1984, 42 U.S.C. Section 6901 et seq. and any other Environmental, Health and Safety Laws, all as amended or hereafter amended; (B) petroleum, including crude oil or any fraction thereof; (c) any radioactive material, including any source, special nuclear or byproduct material as defined in 42 U.S.C. Section 2011 et seq.; and (D) asbestos in any form or condition.

    (4) The Seller has not received any notice of any private, administrative or judicial action, or notice of any intended private, administrative or judicial action, relating to the presence or alleged presence of Hazardous Substances in, under or upon any real property or other asset now or previously owned or leased by the Seller, or any predecessor to the Seller, and there is no basis for any such notice or action. Further, to the Knowledge of the Seller there are no pending or threatened actions or proceedings (or notices of potential actions or proceedings) from any governmental agency or any other entity regarding any matter relating to any Environmental, Health and Safety Laws.

    (5) The Seller has not been subject to, or received any notice of, any private, administrative or judicial action or notice of any intended private, administrative or judicial action, relating to the transportation or alleged transportation of Hazardous Substances or the disposition thereof.

    (6) Except as may be specifically set forth in Schedule 3(v), there are and have been no past or present events, conditions, circumstances, activities, practices, incidents or actions which interfere with or prevent the continued compliance by the Seller with any Environmental, Health and Safety Laws.

    (7) There are no underground storage tanks located under any land currently used or leased by the Seller.

    (8) The Seller hereby waives, releases and agrees not to make any claim or bring any cost recovery action against the Buyer under any Environmental, Health or Safety Law now existing or hereafter enacted, except to the extent that the Seller can establish that the condition was in no manner related to any condition or circumstance existing as of or prior to the Closing.

    (9) None of the matters, if any, set forth in Schedule 3(v) does now or shall ever result in a lien, encumbrance or claim against any Acquired Assets or otherwise result in any loss for which the Buyer would be liable.

    (w) Certain Business Relationships with the Seller. The Seller has no direct or indirect interest in any competitor, supplier or customer of the Seller or in any person or entity from whom or to whom the Seller leases any real or personal property or in any other person or entity with whom the Seller does business.

    (x) Disclosure. The representations and warranties contained in this paragraph 3 do not contain any untrue statement of a fact or omit to state any fact necessary in order to make the statements and information contained in this~~paragraph 3 not misleading. The Seller has no Knowledge of any change or proposed change in any applicable law or governmental policy which materially and adversely affects or may affect the Business. There are no other facts or circumstances known to the Seller not disclosed herein that may materially adversely affect the value of the Seller's assets or the prospects of its Business.

    (y) Conduct of Business Prior to Closing

    (1) The Business of the Seller has been and will be conducted only in the normal and usual course of business.

    (2) The Seller shall not incur any obligations from the date of execution of the Letter of Intent to the Closing except for those obligations as are ordinarily incurred in the normal and usual course of business.

    (3) The Seller shall not sell or encumber any of the Acquired Assets from the date of execution of the Letter of Intent to the Closing except such sales as are made in the normal and usual course of business.

    (4) The Seller shall not remove or cause to be removed from the premises, without the Buyer's express written consent from the date of execution of the Letter of Intent to the Closing, any of the Acquired Assets, except as may be required in the normal and usual course of business.

    (5) Seller shall continue to maintain at its expense all present insurance required with respect to the premises and the operation of the Business.

    (6) No change has been or will be made in the Articles of organization, or similar charter documents or bylaws of the Seller, except as may be first approved in writing by the Buyer.

    (7) No change has been or will be made in the capital structure of the Business or the authorized or issued capital stock of the Seller.

    (8) No dividend or other distribution or payment has been or will be declared or made with respect to the capital stock of the Seller.

    (9) Other than for normal compensation increases made and to be made in the ordinary course of business and in accordance with past practice, no increase has been or will be made, except with the consent in writing by the Buyer, in compensation payable to or to become payable to any officer, employee or agent of the Seller, and no bonus payment or arrangement has been or will be made by the Seller.

4. Representations and Warranties Concerning the Buyer

    The Buyer represents and warrants to the Seller that the statements contained in this paragraph 4 are correct and complete as of the Closing Date.

    (a) Organization of the Buyer. The Buyer is a Corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

    The copies (certified by the Clerk of the Buyer) of the Articles or Organization of the Buyer and all amendments thereto to date which have been delivered to the Seller are complete and correct as of the date of this Agreement.

    (b) Authorization of Transaction. The Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions.

    (c) Noncontravention. Neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby, violates or will violate any constitution, statute, regulation, rule injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws or result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject.

    (d) Brokers' Fees. There is no Liability or obligation on account of any agreement, act or failure to act of the Buyer to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.

5. Additional Deliveries at Closing

    The following shall be delivered or done at Closing immediately after the execution hereof:

(a) Opinions of Counsel

    (1) The Seller shall deliver to the Buyer an opinion of counsel to the Seller in the form attached hereto as Appendix 5(a)(1)

    (1) The Buyer shall deliver to the Seller an opinion of counsel to the Buyer in the form attached hereto as Appendix 5(a)(2)

    (b) Covenant Not to Compete. The Seller shall deliver to the Buyer a Covenant Not to Compete in the form attached hereto as Appendix 5(b) for four (4) years within a two hundred (200) mile radius of the Business.

    (c) Tax Certificate and Compliance. The Seller shall deliver to the
Buyer a certificate from any taxing authority from which such a certificate is available, of the Seller's good tax standing, and shall cause the Parties to comply with any provisions for notice to, or permitting release of any liens of, any taxing authorities as a result of or relating to any of the transactions described in this Agreement.

6. Bulk Sales

    At least fifteen (15) days prior to the Closing, Seller shall furnish Buyer with a schedule of Seller's assets, a list of the names and addresses of all of Seller's creditors, including all creditors which to Seller's knowledge have disputed or contingent claims against the Seller as of such date, a form of notice addressed to each such creditor, and any other documents or information necessary to affect compliance in all respects with all applicable Bulk Sales Laws so as to render Buyer free of any of Seller's liabilities not assumed by the Buyer hereunder, all of which unassumed liabilities Seller agrees to promptly pay or cause to be paid when due. Buyer may, at its option, waive compliance with the Bulk Sales Laws as aforesaid, in which event Seller shall furnish Buyer with an indemnity satisfactory in form and substance to Buyer and its counsel to be executed by the Seller.

7. Post-Closing Covenants

With respect to the period following the Closing:

    (a) Training Period. Paul R. Ricard and Evelyn J. Ricard, the principals of the Seller, agree to continue their normal day-to-day activities in operating the Business for a period of six (6) full work weeks following the Closing Date. During this six (6) week period, the Seller will make a diligent effort to train the Buyer and its agents in all aspects of the Business.

    For this six (6) week period, or any extension thereof, Paul R. Ricard and Evelyn J. Ricard shall enter into an Independent Contractors' Agreement with the Buyer in the form attached hereto as Appendix 7(a). Paul J. Ricard shall receive compensation of Fifteen Hundred Dollars ($1,500.00) per week and Evelyn J. Ricard shall receive compensation of One Thousand Dollars ($1,000.00) per week.

(b) Cooperation

    (1) The Seller agrees to cooperate fully and completely in the introduction of the Buyer to the Seller's customers and in the transition of the customers' business to the Buyer.

    (2) The Seller and the Buyer agree to consult and cooperate with each other as to the timing and content of announcements of the transaction to the employees, customers and suppliers of the Seller and to the general public.

    (3) The Seller will use its best efforts to assist the Buyer in obtaining any governmental permits or licenses (including any governmental permits or licenses presently issued in the name of the Seller) or third party consents to the assignment to the Buyer of such permits or licenses which may be required by the Buyer to own and operate the Business on and after the Closing and which may not be transferable or might terminate with consummation of the transactions contemplated by this Agreement, which new governmental permits and licenses shall be substantially similar in scope to those heretofore issued to or used by the Seller, provided that the foregoing shall not diminish or otherwise limit the obligation in paragraph 5(c), of the Seller to deliver at Closing all necessary third party consents to the transactions contemplated by this Agreement. If, after the Closing, any other action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties shall take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request.
From and after the Closing, the Buyer will be entitled to possession of all documents, books, records (including Tax records), agreements and financial data of any sort relating to the Business of the Seller. Following Closing, the Seller and the Buyer shall cooperate so that the Seller's vehicles sold to the Buyer can be registered in the name of the Buyer as soon as practicable after Closing. Following Closing, the Buyer shall promptly notify the Seller of any communication from customers of the Seller listed on Schedule 3(n)(2) indicating that any such customer is terminating its relationship with the Buyer.

    (c) Transition. The Seller will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier or other business associate of the Seller from maintaining the same business relationships with the Buyer after the Closing as it maintained with the Seller prior to the Closing. The Seller shall refer to the Buyer all customer inquiries relating to the Business of the Seller.

    (d) Confidentiality. The Seller will keep confidential and not use any of the Confidential Information, except in connection with this Agreement, and deliver promptly to the Buyer or destroy, at the request and option of the Buyer, all tangible embodiments (and all copies) of Confidential Information which are in his possession.

8. Remedies for Breaches of This Agreement

    (a) Survival of Representations and Warranties. All of the representations and warranties of the Parties contained in this Agreement, and any covenant or other provision herein whose context so permits, shall survive the Closing hereunder (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect forever thereafter (subject to any applicable statutes of limitation).

(b) Indemnification Provisions for Benefit of the Buyer.

    (1) If the Seller breaches (or in the event any third party alleges facts that, if true, would mean the Seller has breached) any of its representations, warranties, and covenants contained herein or in any schedule, certificate, agreement or other document delivered hereunder, then the Seller shall indemnify and hold harmless the Buyer, and the Buyer Affiliates, and their respective directors, officers, stockholders, affiliates, employees, agents, successors and assigns (collectively "Buyer Indemnitees") from and against the entirety of any Adverse Consequences the Buyer or any Buyer Indemnitee may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by, the breach or the alleged breach.

    (2) The Seller shall indemnify and hold harmless the Buyer and the other Buyer Indemnitees from and against the entirety of any Adverse Consequences the Buyer or any other Buyer Indemnitee may suffer resulting from any pending or threatened litigation against the Seller or affecting the Business, including any litigation or other matter disclosed in
Schedule 3(r).

    (3) The Seller shall indemnify and hold harmless the Buyer and the other Buyer Indemnitees from and against the entire amount of any taxes, including, without limitation, income, franchise, gains, transfer and sales and use taxes, and any interest or penalties with respect thereto, owed by the Seller under Federal, State, county or local laws or that arise as a result of the sale or other transactions described in this Agreement (hereinafter collectively "Tax Amounts").

    (4) Without limiting the generality of the foregoing indemnification provisions, the Seller shall indemnify and hold harmless the Buyer and the Buyer Indemnitees from and against the entirety of any Adverse Consequences the Buyer or any Buyer Indemnitee may suffer as a result of or arising from any claim by any creditor or any other Person against the Seller.

    (c) Right of Set-Off. The Buyer shall have the option of recouping all or any part of any Adverse Consequences it may suffer or that it in good faith believes it is likely to suffer or Tax Amounts it may pay or be required to pay (in lieu of seeking, to the extent of such recoupment, the indemnification to which it is entitled under this paragraph 8), or any other amounts due the Buyer pursuant to this Agreement, by notifying the Seller that the Buyer is setting off the amount thereof against the amounts due and owing under the terms of paragraph 2(c) of this Agreement.

    (d) Other Indemnification Provisions. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable or common law remedy the Buyer may have for breach of representation, warranty, or covenant.

    (e) Indemnification Provisions for Benefit of the Seller. The Buyer shall indemnify the Seller for any expenses incurred by the Seller in the event of any claims by any third party against the Seller directly resulting from the Buyer's use of the name "New England Metal Treating" in connection with the Buyer's operations after Closing; provided, however, that the Buyer shall have the rights set forth in subparagraph (c) with respect to Third Party Claims.

9. Miscellaneous

    (a) Press Releases and Public Announcements. The Seller shall not issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Buyer.

    (b) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

    (c) Entire Agreement. This Agreement, including the documents referred to herein, constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

    (d) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective heirs, legal representatives, successors and permitted assigns. The Seller may not assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the Buyer. The Buyer may (1) assign any or all of its rights and interests hereunder to one or more of its affiliates, or (2) designate one or more of its affiliates to perform its obligations hereunder.

    (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

    (f) Headings. The paragraph headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the paragraph.

    (g) Notices. All notices, requests, demands, claims, and other communications hereunder will be deemed duly given if in writing and twenty-four (24) hours after sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Seller:
    Copy to:
Paul R. Ricard
24 Hanson Road
Charlton, MA 01507

Carl E. Baylis, Esq.
27-29 Mechanic Street
Worcester, MA 01608

If to the Buyer:
    Copy to:
Flame Metals Processing Corporation
7317 West Lake Street
Minneapolis, MN 55426-4396

Edward D. Simsarian, Esq.
370 Main Street
Worcester, MA 01608

    Either Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

    (h) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless it is in writing and signed by the Buyer and the Seller. No waiver by a Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder, or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

    (I) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

    (j) Expenses. Each of the Parties will bear its own costs and expenses, including legal fees and expenses, incurred in connection with this Agreement and the transactions contemplated hereby.

    (k) Governing Law and Construction. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. All pronouns referring to any gender shall be deemed to refer to the other genders, as the context requires. Any reference to any Federal, State, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.
The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty and covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter, regardless of the relative levels of specificity, which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

    (l) Incorporation of Exhibits Appendices and Schedules. The
Appendices and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

    (m) Specific Performance. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the Commonwealth of Massachusetts, and if no such court has jurisdiction over any Party, then in any court having jurisdiction over the Parties and 'he matter, in addition to any other remedy to which they may be entitled, at law or in equity.

Executed as of the date first above written.



Seller
NEW ENGLAND METAL TREATING, INC.
By:Paul R. Ricard, President

Buyer
NEW ENGLAND METAL TREATING CORPORATION
By:Michael M. Gumma, President



We, the undersigned, being all of the Directors and Shareholders of New England Metal Treating, Inc., hereby warrant and guarantee that, to the best of our knowledge and belief, the representations of the Seller contained herein are true and correct.

Paul R. Ricard, Individually

Evelyn J. Ricard, Individually